TRADE AND OTHER RECEIVABLES - Movement in allowance for expected credit losses (Details) - Trade receivables - CLP ($) $ in Thousands	12 Months Ended
	Dec. 31, 2019	Dec. 31, 2018
Movement in the allowance for expected credit losses
Opening balance	$ 6,298,208	$ 6,494,113
Increase (decrease)	1,762,246	1,629,761
Provision reversal	(1,184,953)	(1,257,591)
Increases (decrease) for changes of foreign currency	(382,514)	(568,075)
Sub - total movements	194,779	(195,905)
Ending balance	$ 6,492,987	$ 6,298,208